ADVISORSHARES TRUST

AdvisorShares Global Echo ETF

NYSE Arca Ticker: GIVE

Supplement dated July 15, 2014

to the summary and statutory prospectuses

and statement of additional information dated October 28, 2013

This supplement provides new and additional information beyond that contained in the summary and statutory prospectuses (together, the “Prospectuses”) and statement of additional information (“SAI”) for the AdvisorShares Global Echo ETF (the “Fund”) and should be read in conjunction with the Prospectuses and SAI.

First Affirmative Financial Network, LLC (“First Affirmative”), an investment sub-advisor to the Fund, is resigning effective at the close of business on July 24, 2014. All references in the Prospectuses and SAI to First Affirmative and to R. Kevin O’Keefe, the portfolio manager employed by First Affirmative, are deleted effective with the resignation. It is anticipated that in place of First Affirmative, Baldwin Brothers Inc., another sub-advisor to the Fund, will be designated to allocate and monitor the allocation of the Fund’s assets to each of the three remaining sub-advisors to ensure that the Fund’s portfolio maintains the proper investment exposure to seek to achieve its investment objective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.